Purchase Of Noncontrolling Interest	9 Months Ended
Sep. 30, 2011
Purchase Of Noncontrolling Interest [Abstract]
Purchase Of Noncontrolling Interest

4. Purchase of Noncontrolling Interest

On September 30, 2011, the Company acquired the entire 19% ownership interest in the partnership that owns the Indiana Harbor cokemaking facility held by an affiliate of GE Capital for $34.0 million. As a result of this transaction, the Company now holds an 85% interest in the partnership. The remaining 15% interest in the partnership is owned by an affiliate of DTE Energy Company.

The Company accounted for the increase in ownership as an equity transaction and resulted in a $22.3 million decrease in noncontrolling interest and a $7.2 million decrease in additional paid-in capital, net of income taxes. Direct costs of $0.2 million related to the increase in ownership were also accounted for as part of the equity transaction.